SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2001
                                                 -----------------



                        POLYMER RESEARCH CORP. OF AMERICA
 -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   New York                         0-14119-NY                11-2023495
--------------                     -----------                -----------
(State or other                    (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)


2186 Mill Avenue, Brooklyn, NY                                       11234
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (zip code)


Registrant's telephone number, including area code 718-444-4300
                                                  -------------

Item 4. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

         On February 26, 2001, the Registrant engaged Goldstein & Ganz, P.C. ("GG") as the Registrant's independent accountants to audit its December 31, 2000 financial statements, replacing Castellano Korenberg & Co. (the "Former Accountants") as the Registrant's independent auditors. The change was approved by the Registrant's board of directors.

         The Former Accountants' report on the Registrant's financial statements for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years and any subsequent interim period, there were no disagreements between the Registrant and the Former Accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, nor were there any "Reportable Events" within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

         The Former  Accountants'  letter to the Commission is filed herewith as
Exhibit 1.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2001

                                     POLYMER RESEARCH CORP. OF AMERICA
                                     (Registrant)



                                   By: /s/  Carl Horowitz
                                      ------------------------------------------
                                       Carl Horowitz, President

                                          EXHIBITS

     1. Letter dated February 26, 2001 from Castellano Korenberg & Co. to the Commission.

                                    EXHIBIT 1
                                    ---------

                      Castellano, Korenberg & Co., CPAs, PC
                            313 West Old Country Road
                           Hicksville, New York 11801


February 26, 2001


Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington, DC 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Polymer Research Corp. of America dated February 26, 2001.

Yours truly,

/s/ Castellano, Korenberg & Co., CPAs, PC

Castellano, Korenberg & Co., CPAs, PC